UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 23, 2016

OWC PHARMACEUTICAL RESEARCH CORP.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 0-54856

Delaware	98-0573566
(State of Incorporation)	(I.R.S. Employer Identification No.)

22 Shacham Street. P.O.B. 8324 Petach Tikva, Israel	4918103
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's Telephone Number, including area code: 972 (0) 3-758-2657

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm Previously Engaged as Principal Accountant.

Effective December 23 2016, OWC Pharmaceutical Research Corp. (the "Registrant") determined not to re-engage its independent auditor, M&K CPAS, PLLC ("M&K") for the Registrant's audit for the year ending December 31, 2016. The decision to change accountants was recommended and approved by the Registrant's board of directors.

M&K issued an auditor's report on the Registrant's financial statements for each of the last two fiscal years ended December 31, 2015 and 2014 and did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports contained explanatory paragraphs in respect to uncertainty as to the Registrant's ability to continue as a going concern.

During the years ended December 31, 2015 and 2014 and subsequent interim periods through November 14, 2016, the date the Registrant filed its Form 10-Q for the period ended September 30, 2016, there were no disagreements with M&K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused M&K to make reference to the subject matter of the disagreements in connection with the Registrant's audited financial statement for the years December 31, 2015 and December 31, 2014 and there were no reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.

The Registrant provided M&K with a copy of the disclosure in the preceding two paragraphs and requested in writing that it furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. M&K provided a letter, dated December 27, 2016, stating its agreement with such statements as related to M&K, which is attached as Exhibit 16.2 to this Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

Effective December 23, 2016, the Registrant engaged Fahn Kanne & Co. Grant Thornton Israel, with offices located at 32 Hamasger Street, Tel-Aviv 6721118, Israel ("Fahn Kanne") as the Registrant's independent registered public accounting firm for the fiscal year ending December 31, 2016, effective immediately.

During the two most recent fiscal years ended December 31, 2015 and 2014 and any subsequent interim period through December 23, 2016, the date of Fahn Kanne's engagement, neither the Registrant nor anyone on its behalf consulted with Fahn Kanne regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on our financial statements by Fahn Kanne, nor did Fahn Kanne provide written or oral advice provided that Fahn Kanne concluded was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issues; or (iii) any other matter that was the subject of a "disagreement" or "reportable event" between the Registrant and our former auditors, M&K, as such terms are described in Items 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(a) The following documents are filed as exhibits to this report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
16.2	Letter on Change in Certifying Accountant dated December 27, 2016, filed herewith.

OWC Pharmaceutical Research Corp.

By:	/s/ Mordechai Bignitz
Name:	Mordechai Bignitz
Title:	Chief Executive Officer

Date: December 28, 2016